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
46209
                    COMMON STOCK                                                                    COMMON STOCK
                                                               INTERIM
             INCORPORATED UNDER THE LAWS                                                  SEE REVERSE FOR CERTAIN DEFINITIONS
              OF THE STATE OF DELAWARE                                                            CUSIP 45868P 10 0

NUMBER                                                                                                                        SHARES

C                                                       INTERIM SERVICES INC.

               THIS CERTIFIES THAT





               IS THE OWNER OF

                     FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH, OF THE COMMON STOCK OF

               INTERIM SERVICES INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY
               UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.  THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED
               HEREBY, ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND
               BYLAWS OF THE CORPORATION, AND ALL AMENDMENTS THERETO, TO ALL OF WHICH THE HOLDER BY ACCEPTING THIS CERTIFICATE
               ASSENTS.  THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

                    WITNESS THE SEAL OF THE CORPORATION AND                     THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

               DATED:



                                                               [PHOTO]


[SEAL]         /s/ RAYMOND MARCY
                              PRESIDENT AND                                          COUNTERSIGNED AND REGISTERED:
                         CHIEF EXECUTIVE OFFICER                                          CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                    TRANSFER AGENT AND REGISTRAR
                                                                                     BY

               /s/ JOHN B. SMITH
                   SENIOR VICE PRESIDENT AND SECRETARY
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
     TEN COM -- as tenants in common                   UNIF GIFT MIN ACT -- __________ Custodian ___________
     TEN ENT -- as tenants by the entireties                                  (Cust)               (Minor)
     JT TEN  -- as joint tenants with right of                              under Uniform Gifts to Minors
                survivorship and not as tenants                             Act_________________________
                in common                                                               (State)
     TOD     -- transfer on death direction in event of owner's death, to person named on face and subject to TOD rules referenced

                         Additional abbreviations may also be used though not in the above list.

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FOR VALUE RECEIVED________________________HEREBY SELL, ASSIGN AND TRANSFER UNTO

 PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________

________________________________________________________________________________

________________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED


                                      X ________________________________________

NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH THE
NAMES(S) AS WRITTEN UPON THE FACE
OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION OR
ENLARGEMENT OR ANY CHANGE WHATEVER.

                                      X ________________________________________

                                      ------------------------------------------
                                      ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                      INSTITUTION (SUCH AS A BANK OR BROKER)
                                      WHICH IS A PARTICIPANT IN THE SECURITIES
                                      TRANSFER AGENTS MEDALLION PROGRAM
                                      ("STAMP"), THE NEW YORK STOCK EXCHANGE,
                                      INC. MEDALLION SIGNATURE PROGRAM ("MSP"),
                                      OR THE STOCK EXCHANGES MEDALLION PROGRAM
                                      ("SEMP") AND MUST NOT BE DATED.
                                      GUARANTEES BY A NOTARY PUBLIC ARE NOT
                                      ACCEPTABLE.
                                      ------------------------------------------

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN INTERIM SERVICES INC. (THE "COMPANY") AND CHASEMELLON SHAREHOLDER SERVICES, L.L.C. (THE "RIGHTS AGENT"), AS OF MARCH 17, 1994 (THE "RIGHTS AGREEMENT"), AS AMENDED, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY EXPIRE, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR, UNDER CERTAIN CIRCUMSTANCES, RIGHTS ISSUED TO OR HELD BY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES (AS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.